                     [OPHIDIAN PHARMACEUTICALS, INC. LOGO]

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement               [  ]  Confidential for Use of
                                               the Commission Only (as permitted
                                               by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         OPHIDIAN PHARMACEUTICALS, INC.
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                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X]  No fee required.
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       (1) Title of each class of securities to which transaction applies:
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      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.




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Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1) Amount previously paid:
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       (2) Form, Schedule or Registration Statement No.:
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                                    OPHIDIAN
                              PHARMACEUTICALS, INC.
                            5445 EAST CHERYL PARKWAY
                                MADISON, WI 53711

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                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                       TO BE HELD ON FRIDAY, JULY 23, 1999

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TO THE STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Ophidian Pharmaceuticals, Inc., a Delaware Corporation (the "Company"), will be held on Friday, July 23, 1999, at 9:00 a.m., local time, in the auditorium of the BioPharmaceutical Technology Center at 5445 East Cheryl Parkway, Madison, Wisconsin 53711 for the following purpose:

     Adoption of proposed amendments to the Company's Certificate of Incorporation to effect a one-for-eight reverse stock split of the issued and outstanding shares of the Company's Common Stock, par value $0.0025 per share.

The proposed amendments and the reasons, effects, and mechanics of the proposed reverse stock split are all more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on June 24, 1999 (the "Record Date"), are entitled to notice of, and to vote at, the meeting and any adjournments thereof.

All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date, and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Special Meeting may vote in person even if such stockholder previously signed and returned a proxy.

                                         By Order of the Board of Directors,



Madison, Wisconsin                       Susan P. Maynard
June 24, 1999                            Secretary

                                    OPHIDIAN
                              PHARMACEUTICALS, INC.

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               PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

The enclosed Proxy is solicited on behalf of the Board of Directors of Ophidian Pharmaceuticals, Inc. (the "Company) for use in connection with a Special Meeting of the Stockholders (the "Special Meeting") to be held Friday, July 23, 1999, at 9:00 a.m., Central Daylight time, or at any adjournments or postponements thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Special Meeting of Stockholders. The Special Meeting will be held in the auditorium of the BioPharmaceutical Technology Center at 5445 East Cheryl Parkway, Madison, Wisconsin 53711. The telephone number for the location of the Special Meeting is (608) 274-4330. The Company's principal executive offices are also located at 5445 East Cheryl Parkway, Madison, Wisconsin 53711. The Company's telephone number is (608) 271-0878.

These proxy solicitation materials were mailed on or about June 28, 1999, to all stockholders entitled to vote at the Special Meeting.


                 INFORMATION CONCERNING SOLICITATION AND VOTING

RECORD DATE AND SHARES OUTSTANDING

Stockholders of record at the close of business on June 24, 1999 (the "Record Date"), are entitled to notice of, and to vote at, the Special Meeting. At the Record Date, 9,223,018 shares of the Company's Common Stock, $0.0025 par value per share (the "Common Stock"), were issued, outstanding, and entitled to vote at the Special Meeting.

REVOCABILITY OF PROXIES

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted by (a) delivering a written notice to the Secretary of the Company or the acting secretary of the Special Meeting; or
(b) giving oral notice to the presiding officer during the Special Meeting; or
(c) duly executing a proxy bearing a later date; or (d) attending the Special Meeting and voting in person. The mere presence at the Special Meeting of a stockholder who has filed a proxy will not constitute a revocation.

VOTING AND SOLICITATION

Every stockholder of record on the Record Date is entitled, for each share of Common Stock held, to one vote on each proposal or item that comes before the Special Meeting.


                     Ophidian Proxy Statement - Page 1 of 7

The cost of this solicitation will be borne by the Company. The Company may reimburse expenses incurred by brokerage firms and other persons representing beneficial owners of shares in forwarding solicitation material to the beneficial owners. Proxies may also be solicited by certain of the Company's Directors, officers and regular employees, without additional compensation, personally, by telephone, facsimile, e-mail, or telegram.

QUORUM; ABSTENTIONS; AND BROKER NON-VOTES

The required quorum for the transaction of business at the Special Meeting is a majority of the shares outstanding on the Record Date. Broker non-votes and shares held by persons abstaining and any other shares represented for any purpose, other than objecting to holding the meeting or transacting business at the meeting, will be counted in determining whether a quorum is present.

                    SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table sets forth the beneficial ownership of the Company's Securities as of June 18, 1999, by (a) each person known by the Company to be the beneficial owner of more than 5% of any class of the Company's Securities,
(b) the directors of the Company, (c) the executive officers of the Company, and
(d) all directors and executive officers as a group. A total of 9,223,018 shares of the Company's Common Stock and 1,000,000 Common Stock ($2.00) Purchase Warrants and 1,933,088 Common Stock ($7.32) Purchase Warrants were issued and outstanding as of June 18, 1999.


                                                Number of                    Number of                   Number of
                                                 Shares                        $7.32                       $2.00
Name and Address of                            Beneficially    Percentage     Warrants     Percentage     Warrants     Percentage
Beneficial Owner                                Owned (1)       Owned       Beneficially     Owned       Beneficially     Owned
                                                                             Owned(1)                     Owned (1)
------------------------------------------------------------------------------------------------------------------------------------
Dr. Margaret B. van Boldrik(2) .............   1,367,800         14.8%
Eli Lilly and Company
Lilly Corporate Center,
Indianapolis, IN 46285 .....................     699,300          7.6
Dr. Sean B. Carroll(3) .....................     540,333          5.9            333          *
Dr. Peter Model(4) .........................     535,532          5.8         45,000         2.3
Mr. William A. Linton(5) ...................     513,020          5.6
Mr. Rex J. Bates(6) ........................     502,878          5.5          9,150          *         500,000           50.0
Mr. Davis U. Merwin ........................     437,650          4.7          9,150          *         500,000           50.0
Dr. Douglas C. Stafford(7) .................     199,300          2.2            100          *
Mr. Donald L. Nevins(8) ....................     124,600          1.4         88,500         4.6
Dr. Joseph R. Firca(9) .....................     108,000          1.2
Dr. W. Leigh Thompson(10) ..................      11,051           *
Ms. Susan P. Maynard(11) ...................       4,945           *
All Directors and Officers as a Group
(8 persons)(12)(13) ........................   2,854,106         30.9        105,083         5.4      1,000,000          100.0

         *Less than 1%.

(1) Includes ownership of shares of Common Stock plus options exercisable within 60 days of June 18, 1999. Shares of Common Stock subject to outstanding options are deemed outstanding for purposes


                     Ophidian Proxy Statement - Page 2 of 7
       of computing the percentage of ownership of the person holding such options but are not deemed outstanding for computing the percentage ownership for any other persons.

(2) Dr. van Boldrik's beneficial ownership includes 1,277,800 shares owned by Dr. van Boldrik, 45,000 shares held by the Willem Erin Samburu Carroll van Boldrik Trust A and 45,000 shares held by the Jan Patrick Jabiru van Boldrik Carroll Trust A. Dr. van Boldrik is the sole trustee for both trusts.

(3) Dr. Carroll's beneficial ownership includes 450,333 shares owned by Dr. Carroll, 45,000 shares held by the Jan Patrick Jabiru van Boldrik Carroll Trust B, and 45,000 shares held by the Willem Erin Samburu Carroll van Boldrik Trust B. Dr. Carroll is the sole trustee for both trusts.

(4) Includes 455,182 shares held by the Model Charitable Lead Trust and Peter Model Trust II, for which Dr. Model is one of two co-trustees, and options to purchase 5,350 shares currently vested in the 1992 Stock Option Plan at an exercise price of $5.50 per share which expire January 2007.

(5) Includes 262,520 shares owned by Promega Corporation of which Mr. Linton is Chairman, President and Chief Executive Officer and may be deemed to have voting and investment power over the shares.

(6) Includes 80,000 shares held by Susan Stein Elmendorf, who has delegated investment authority to Mr. Bates, who disclaims any beneficial ownership of such shares; and options to purchase 25,000 shares currently vested in the 1992 Stock Option Plan at an exercise price of $2.00 which expire in July 2006, options to purchase 5,000 shares currently vested in the 1992 Stock Option Plan at an exercise price of $4.50 which expire in January 2006 and options to purchase 5,000 shares currently vested in the 1992 Stock Option Plan at an exercise price of $5.50 per share which expire January 2007.

(7) Includes 100 shares and also includes options to purchase 137,200 shares currently vested in the 1990 Stock Option Plan at an exercise price of $0.0625 which expire in July 2000, options to purchase 50,000 shares currently vested in the 1990 Stock Option Plan at an exercise price of $2.00 which expire in October 2001, and options to purchase 12,000 shares currently vested in the 1992 Stock Option Plan at an exercise price of $5.50 which expire in July 2007.

(8) Includes shares owned by Bessie Nevins Trust (30,000), Mr. Nevins' son, Donald L. Nevins III (200), and grandson, Jared Lester Nevins (200), stepsons, Matthias J. Malin (200) and David G. Raquet (200), and stepdaughters, Alexandra Nevins (200), Debra N. Safford (200), E. Paige Malin (200) and Anne K. Malin (200) and wife, Sylvia M. Nevins (23,400), and her granddaughters Annelise N. Raquet (200) and Kira Lynn Raquet
       (200). Also includes warrants owned by Bessie Nevins Trust (10,000), Mr. Nevins' son, Donald L. Nevins III (500), and grandson, Jared Lester Nevins (500), stepsons, Matthias J. Malin (500) and David G. Raquet
       (500), and stepdaughters, Alexandra Nevins (500), Debra N. Safford (500),
       E. Paige Malin (500) and Anne K. Malin (500) and wife, Sylvia M. Nevins (17,500).

(9) Includes options to purchase 100,000 shares currently vested in the 1990 Stock Option Plan at an exercise price of $2.00 which expire in July 2002, and options to purchase 8,000 shares currently vested in the 1992 Stock Option Plan at an exercise price of $5.50 which expire in July 2007.

(10) Includes options to purchase 5,323 shares currently vested in the 1992 Stock Option Plan at an exercise price of $4.50 per share which expire in January 2006 and options to purchase 5,000 shares currently vested in the 1992 Stock Option Plan at an exercise price of $5.50 per share which expire January 2007.

(11) Includes options to purchase 4,445 shares currently vested in the 1992 Stock Option Plan at an exercise price of $4.50 per share which expire in August 2003.

(12)   Address is 5445 East Cheryl Parkway, Madison, Wisconsin 53711.



                     Ophidian Proxy Statement - Page 3 of 7

(13) Includes 362,318 shares of Common Stock issuable upon exercise of outstanding options which will vest within 60 days of June 18, 1999, of which 137,200 have an exercise price of $0.0625, 175,000 have an exercise price of $2.00, 14,768 have an exercise price of $4.50 and 35,350 have an exercise price of $5.50 per share.


                 PROPOSAL TO AMEND CERTIFICATE OF INCORPORATION
                         TO EFFECT A REVERSE STOCK SPLIT

GENERAL

The Board of Directors of the Company ("Board of Directors") has approved and hereby is soliciting stockholder approval of an amendment to the Company's Certificate of Incorporation in the form set forth in Appendix A to the Proxy Statement (the "Amendment") pursuant to which each eight (8) shares of the issued and outstanding shares of Common Stock of the Company ("Old Common Stock") shall be converted into one (1) issued and outstanding share of Common Stock of the Company (the "New Common Stock"). If approved by the Company's stockholders, this 1 to 8 reverse stock split (the "Reverse Split") will become effective upon its filing with the Delaware Secretary of State (the "Effective Date").

In order to effect the Reverse Split, the stockholders of the Company are being asked to adopt the Amendment. The Board of Directors has proposed the Amendment for adoption by the stockholders because it believes that the Reverse Split is in the best interests of both the Company and its stockholders. The Board of Directors, however, reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to decide not to proceed with the Reverse Split if at any time prior to the Amendment's effectiveness it determines, in its sole discretion, that the Reverse Split is no longer in the best interests of the Company and its stockholders. The Board of Directors may make any and all changes to the Amendment that it deems necessary in order to file the Amendment with the Delaware Secretary of State and give effect to the Reverse Split.

EFFECTS OF REVERSE STOCK SPLIT

The Certificate of Incorporation provides for 22,400,000 authorized shares of Common Stock with a par value of $0.0025 per share, of which 9,223,018 shares are issued and outstanding as of June 18, 1999 and for 2,000,000 shares of Preferred Stock with a par value of $0.001, none of which are issued and outstanding as of June 18, 1999. If effected, the Reverse Split would reduce the number of outstanding shares of Old Common Stock from 9,223,018 to approximately 1,152,877 shares of New Common Stock as of the Effective Date. (The foregoing assumes no issuances or repurchases of Common Stock between June 18, 1999 and the Effective Date.) The Reverse Split would have no effect on either the par values or the number of authorized shares of either the Common Stock or the Preferred Stock.

If effected, the Reverse Split would reduce the number of shares reserved for issuance upon exercise of the Company's outstanding Common Stock ($2.00) Purchase Warrants from 1,000,000 shares of Old Common Stock to 125,000 shares of New Common Stock at a new exercise price of $16.00 per share. If effected, the Reverse Split would reduce the number of shares reserved for issuance upon exercise of the Company's outstanding Common Stock ($7.32) Purchase Warrants from 2,044,163 shares of Old Common Stock to 255,520 shares of New Common Stock at a new exercise price of $58.56 per share.(1)(2)

(1) The Common Stock ($7.32) Purchase Warrants carry an anti-dilutive provision which increases from 1 to 1.05746 the number of shares of Old Common Stock purchasable for $7.32 as a result of the issuance of the Common Stock ($2.00) Purchase Warrants (total increase from 1,933,088 to 2,044,163 shares of Old Common Stock if all the Common Stock ($7.32) Purchase Warrants are exercised).

(2) Excludes 350,000 shares of Old Common Stock (43,750 shares of New Common Stock) reserved for issuance upon exercise of the Common Stock ($7.32) Purchase Warrants held by the Company's underwriters.

                     Ophidian Proxy Statement - Page 4 of 7

The Reverse Split would not affect any stockholder's proportionate equity interest or proportional voting power in the Company except for those stockholders who would receive cash in lieu of fractional shares as described below. None of the rights currently accruing to holders of the Company's Common Stock or options or warrants to purchase Common Stock will be affected by the Reverse Split.

BACKGROUND AND REASONS FOR THE PROPOSED REVERSE STOCK SPLIT

The principal reason for the Reverse Split is to maintain the Company's eligibility for listing on the Nasdaq SmallCap Market and to increase the stock's attractiveness to the investor community. In order to maintain its listing on the Nasdaq SmallCap Market, the minimum daily closing bid price per share must be at least $1.00. On May 7, 1999, the closing bid price for the Common Stock had been below $1.00 for 30 consecutive trading days. On this date, the Company received notification that the Company's Common Stock had failed to maintain a closing bid price of at least $1.00 per share as required by Nasdaq. Failure to maintain this minimum price could result in the future delisting of the Common Stock on the Nasdaq SmallCap Market, which might affect the trading in and liquidity of the Common Stock.

The Board of Directors is also recommending that the stockholders approve the Reverse Split in hopes that it will broaden the market for the Common Stock. Various brokerage house policies and practices tend to discourage individual brokers within those firms from dealing with lower priced stocks. For example, low-priced stocks often cannot be used as collateral for margin accounts and certain administrative policies can make the handling of the lower priced stocks economically unattractive to brokers. Additionally, institutional investors typically are unwilling to invest in companies whose stock trades at less than $5. Finally, the transaction costs of dealing in a low priced stock can be unattractively high because broker's commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks.

While the Board of Directors believes that the Company's Common Stock will trade at higher prices than have prevailed in recent months, there can be no assurance that the trading price will equal or exceed the direct arithmetical result of the reverse split.

MECHANICS OF THE PROPOSED REVERSE STOCK SPLIT

If the Reverse Split is approved by the requisite vote of the Company's Stockholders and the Board of Directors does not thereafter elect to abandon the Reverse Split as described above, the Amendment will be filed with the Delaware Secretary of State. The Reverse Split will be effective on the date of such filing. Upon filing the Amendment, every eight (8) issued and outstanding shares of the Old Common Stock will, immediately following filing of the Amendment, be automatically and without any action on the part of the stockholders, converted into and reconstituted as one (1) share of New Common Stock.



                     Ophidian Proxy Statement - Page 5 of 7

As soon as practical after the Effective Date, the Company will mail, or cause to be mailed, a letter of transmittal to each stockholder of record of shares of Old Common Stock outstanding as of the Effective Date. The letter of transmittal will set forth instructions for surrender to the Company's transfer agent of the certificates representing the Old Common Stock in exchange for the certificates representing the appropriate number of shares of the New Common Stock. CERTIFICATES SHOULD NOT BE SENT TO THE COMPANY OR THE TRANSFER AGENT PRIOR TO RECEIPT OF SUCH LETTER OF TRANSMITTAL FROM THE COMPANY. Until this exchange is completed, the stockholder's Old Common Stock shall be deemed equal to the number of whole shares of New Common Stock to which each stockholder is entitled as a result of the Reverse Split.

No scrip or fractional share certificates will be issued in connection with the Reverse Split. In lieu of the issuance of fractional shares of stock, the Company will pay to the stockholder a cash amount (without interest) equal to eight (8) times such fractional share of New Common Stock multiplied by the last reported sale price of the Old Common Stock on the Nasdaq SmallCap Market on the last business day prior to the Effective Date or, if no such sale is made on such day, the average of the closing bid and asked prices for such day on the Nasdaq SmallCap Market. Similarly, no scrip or fractional shares will be issued on the exercise of either of the Common Stock ($2.00 or $7.32) Purchase Warrants in connection with the Reverse Split. In lieu of the issuance of fractional shares of stock, the Company will pay to the warrant holder a cash amount (without interest) equal to such fractional share of New Common Stock multiplied by the last reported sale price of the New Common Stock on the Nasdaq SmallCap Market on the business day the warrant certificate is delivered to the Company or its transfer agent with the appropriate cash exercise price or, if no such sale is made on such day, the average of the closing bid and asked prices for such day on the Nasdaq SmallCap Market.

No holder shall be entitled to dividends, voting rights or any other rights as a stockholder with respect to any fractional shares. No service charge will be payable by stockholders in connection with the exchange of certificates or the issuance of cash for fractional interests, all of which costs will be borne by the Company.

FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED REVERSE STOCK SPLIT

The following description of federal income tax consequences is based upon present federal tax laws and does not purport to be a complete discussion of such consequences. ACCORDINGLY, STOCKHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS FOR MORE DETAILED INFORMATION REGARDING THE EFFECT OF THE REVERSE SPLIT ON THEIR INDIVIDUAL TAX STATUS.

The Company believes that the Reverse Split will qualify as a "recapitalization" under Section 368(a)(1)(E) of the Code. As a result, no gain or loss will be recognized by the Company or its stockholders in connection with the Reverse Split. Stockholders of the Company who exchange their Old Common Stock for New Common Stock will recognize no gain or loss for federal income tax purposes. A stockholder's aggregate tax basis in his, her or its share of New Common Stock received from the Company will be the same as his, her or its aggregate tax basis in the Old Common Stock. The holding period of the New Common Stock received by the stockholder will include the stockholder's holding period for the shares of Old Common Stock, provided that the shares of Old Common Stock were held as a capital asset on the date of the exchange.

A stockholder who receives cash in lieu of a fractional share of Common Stock that otherwise would be held as a capital asset generally should recognize capital gain or loss



                     Ophidian Proxy Statement - Page 6 of 7
equal to the difference between the cash received and his, her, or its basis in such fractional share of Common Stock. For this purpose, a stockholder's basis in such fractional share of Common Stock will be determined as if the stockholder actually received such fractional share.

ACCOUNTING EFFECTS OF THE REVERSE STOCK SPLIT

Following the Effective Date, the par value of the Company's Common Stock will remain at $0.0025 per share. As a result, the Company's stated capital will be reduced and the Company's capital in excess of par value (paid-in-capital) will increase accordingly. Stockholders' equity will remain unchanged.

NO DISSENTERS' RIGHTS

Dissenting stockholders have no appraisal rights under Delaware law or under the Company's Certificate of Incorporation or Bylaws in connection with the Reverse Split.

VOTE REQUIRED

The approval of the Amendment requires the affirmative vote of a majority of the outstanding shares of the Common Stock.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT.

                                    SIGNATURE

Pursuant to the requirements of Section 14 of the Securities and Exchange Act of 1934, as amended, and Regulation 14A thereunder, the Company has caused this Proxy Statement to be mailed to the stockholders of the Common Stock and filed with the Securities and Exchange Commission.

                                        THE BOARD OF DIRECTORS


                               By:
                                        ----------------------------------------
                                        Peter Model
                                        Director, Chairman of the Board

Dated:  June 24, 1999



                     Ophidian Proxy Statement - Page 7 of 7

                                    EXHIBIT A
              To Proxy Statement of Ophidian Pharmaceuticals, Inc.



                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION


         Ophidian Pharmaceuticals, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), hereby certifies as follows:

         FIRST: That the Board of Directors of the Corporation has, by unanimous written consent pursuant to section 141(f) of the Delaware General Corporation Law, duly adopted resolutions setting forth a proposed amendment of the Corporation's Certificate of Incorporation, declaring the amendment to be advisable, and calling a meeting of the stockholders of the Corporation for consideration of the amendment. The resolution setting forth the proposed amendment is as follows:

         RESOLVED, that the Certificate of Incorporation of this Corporation be amended by changing Article IV so that, as amended, Article IV shall be and read, in its entirety, as follows:

                  "4.1 Authorized Stock.

                  The total number of shares of all classes of stock that the Corporation shall have authority to issue is 24,400,000 consisting solely of:

                  22,400,000 shares of common stock, $.0025 par value per share ("Common Stock");

                  2,000,000 shares of preferred stock, $.001 par value per share ("Preferred Stock");

                  Upon the amendment of this Article IV, every eight (8) issued and outstanding shares of Common Stock, $0.0025 par value per share (the "Old Common Stock"), shall, automatically and without action on the part of the stockholders, be converted into and reconstituted as one (1) share of Common Stock, $0.0025 par value per share (the "New Common Stock"), subject to the treatment to the treatment of fractional share interests as described below. Each holder of a certificate or certificates that, immediately prior to this Certificate of Amendment of the Certificate of Incorporation becoming effective pursuant to the Delaware General Corporation Law (the "Effective Date"), represented outstanding shares of the Old Common Stock (the "Old Certificates," whether one or more) shall be entitled to receive a certificate or certificates for the number of shares of New Common Stock they own by presenting their Old





                                    Page A-1

                                    EXHIBIT A
              To Proxy Statement of Ophidian Pharmaceuticals, Inc.


         Certificates to the Corporation's transfer agent for cancellation and exchange. No scrip or fractional certificates will be issued, and no such fractional share interest will entitle the holder thereof to vote or to any other rights of a stockholder of the Corporation, other than the right to receive cash in lieu of the fractional shares as provided below. Each holder of Old Common Stock shall be entitled to receive a cash payment in lieu of fractional shares from the Corporation, which payment shall be determined by multiplying such fraction by eight (8) times the last reported sale price of the Old Common Stock on the NASDAQ SmallCap Market on the last business day prior to the Effective Date, or if no such sale is made on such day, the average of the closing bid and asked prices for such day on the NASDAQ SmallCap Market."

         SECOND: That thereafter, pursuant to resolution by its Board of Directors, a special meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the Delaware General Corporation Law, and at such Special Meeting, the stockholders adopted and approved the foregoing amendment to the Corporation's Certificate of Incorporation in accordance with the provisions of Section 212 of the Delaware General Corporation Law.

         THIRD: That the amendment of the Certificate of Incorporation was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its President and Chief Executive Officer, this the ____ day of July, 1999.

                                       OPHIDIAN PHARMACEUTICALS, INC.


                                       By:
                                          --------------------------------------
                                             Douglas C. Stafford
                                             President & Chief Executive Officer


                                    Page A-2

                  [OPHIDIAN PHARMACEUTICALS, INC. LETTERHEAD]

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           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                         SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 23, 1999

         The undersigned shareholder of Ophidian Pharmaceuticals, Inc., a Delaware corporation (the "Company"), hereby appoints Peter Model and Margaret
B. van Boldrik, and each of them individually, proxies, each with full power of substitution, to vote, as specified below, all shares of Common Stock of the Company held of record by the undersigned on June 24, 1999, at the Special Meeting of Shareholders of the Company to be held on July 23, 1999, at 9:00 a.m. at 5445 East Cheryl Parkway, Madison, Wisconsin and any adjournments or postponements thereof.

         PLEASE COMPLETE, DATE, SIGN, AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHETHER YOU PLAN TO ATTEND THE SPECIAL MEETING OR NOT. IF YOU DO PLAN TO ATTEND, YOU MAY, OF COURSE, VOTE YOUR SHARES IN PERSON. THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED IN FAVOR OF THE PROPOSED ITEM OF BUSINESS.

PLEASE MARK VOTE IN BOX, USING DARK INK ONLY, IN THE FOLLOWING MANNER:     /X/

1. APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT A ONE-FOR-EIGHT REVERSE STOCK SPLIT OF THE COMPANY'S COMMON STOCK, PAR VALUE $.0025 PER SHARE.

         /  /      For              /  /    Against  /  /       Abstain

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

PLEASE COMPLETE, DATE, AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

Date:
     -----------------------------

Signature(s):
             -----------------------------   -----------------------------
(title/capacity):
                 -------------------------   -----------------------------

NOTE: Please sign exactly as your name appears on this proxy. If signing for an estate, trust, or corporation, your title and/or capacity should be so stated. If shares are held jointly, at least one joint owner must sign.